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                                                                    EXHIBIT 10.6


                                                                [EXECUTION COPY]

                   AMENDED AND RESTATED SUBSIDIARIES GUARANTEE

         This AMENDED AND RESTATED SUBSIDIARIES GUARANTEE dated as of September 30, 1999, among the subsidiaries of Northstar Health Services, Inc. (the "Company") set forth on Schedule I hereto (as the successors to the Guarantors (as such term is defined in the Original Guarantee (as defined below)), each, a "Guarantor", and collectively, the "Guarantors"), CERBERUS CAPITAL MANAGEMENT, LLC (the "Agent") and THE CHASE MANHATTAN BANK, as Collateral Agent as provided for in Section 8.1B of the Credit Agreement referred to below (as successor collateral agent to IBJ WHITEHALL BANK & TRUST COMPANY, formerly known as IBJ SCHRODER BANK & TRUST COMPANY, the "Collateral Agent"), amends and restates in its entirety that certain Subsidiaries Guarantee, dated as of October 20, 1995 (as amended, modified or supplemented prior to the date hereof, the "Original Guarantee"), among the Guarantors and IBJ Schroder Bank & Trust Company (the "Original Agent").

                                    RECITALS

         A. The Company, the Original Agent and the lenders set forth on the signature pages thereto are parties to that certain Credit Agreement, dated as of October 20, 1995 (as amended, modified or supplemented prior to the date hereof, the "Original Credit Agreement"), pursuant to which the Lenders agreed to extend certain credit facilities to the Company (the "Original Loans") which were represented by certain promissory notes (the "Original Notes"), the proceeds of which were used (i) to refinance substantially all indebtedness of the Company and the Guarantors outstanding on the date thereof, (ii) to pay certain fees and expenses, (iii) to provide financing for the working capital needs of the Company and the Guarantors and (iv) to provide a portion of the purchase price of certain acquisitions by the Company and the Guarantors.

         B. The Original Agent now wishes to resign as agent for the Lenders and the Agent wishes to replace the Original Agent as agent for the Lenders.

         C. The Company, the Guarantors, the Lenders, the Agent and the Collateral Agent (together with the Agent, the "Agents") have agreed to amend and restate the Original Credit Agreement as of the date hereof (the Original Credit Agreement, as so amended and restated being referred to herein as the "Credit Agreement") to (i) extend the maturity of the Original Loans on the terms set forth therein, (ii) reflect the Original Agent's resignation as agent for the Lenders thereunder and the appointment of the Agent as successor agent for the Lenders, and (iii) make certain other changes as more fully set forth therein.

         D. The Guarantors and the Agents now wish to amend and restate the Original Guarantee in its entirety to (i) provide for the continuation of the guarantee of the Obligations by the Guarantors and (ii) reflect the Original Agent's resignation as agent for the Lenders and the appointment of the Agent as its successor as agent for the Lenders.

         E. The Company owns, directly or indirectly, all of the issued and outstanding capital stock of the Guarantors.

         F. The Company and the Guarantors are engaged in related businesses, and each of the Guarantors will derive substantial direct and indirect benefit from the continuation of the Loans pursuant to the Credit Agreement.

         G. It is the intent of the Company, the Guarantors, the Lenders, the Agent and


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the Collateral Agent that the amendment and restatement of the Original Credit
Agreement shall not constitute a novation of the obligations and liabilities of the parties under the Original Credit Agreement nor be deemed to evidence or constitute repayment of all or any portion of such obligations and liabilities and that the Credit Agreement shall amend and restate in its entirety the Obligations under the Original Credit Agreement and re-evidence the Obligations of the Company outstanding thereunder.

         H. Each of the Guarantors hereby represents and confirms, and the Agents acknowledge, that (i) the guarantee of the Obligations pursuant to the Original Guarantee continues in full force and effect and continues as a valid and enforceable guarantee of the Obligations under the Credit Agreement, (ii) the Loans represented by the Notes are the same Original Loans which were, prior to the date hereof, represented by the Original Notes, and (iii) the transactions contemplated by the Credit Agreement and this Agreement did not and do not constitute a discharge or release of the guarantee under the Original Guarantee and that the guarantee of the Obligations continues as a valid guarantee of the Loans and the Obligations.

         I. It is a condition precedent to the obligation of the Lenders to amend and restate the Original Credit Agreement and to extend the maturity of the Original Loans that the Guarantors execute this Agreement and continue to guarantee the Obligations.

                                    AGREEMENT

         In consideration of the premises and the mutual covenants and the mutual agreements herein set forth, the parties agree as follows:


                                    ARTICLE I

                                   Definitions

         Section 1.01. Certain Defined Terms. Capitalized terms used but not defined herein have the meanings given to them in the Credit Agreement.

                                   ARTICLE II

                                   Guarantee

         Section 2.01. Unconditional Guarantee. The Guarantors, jointly and severally, hereby unconditionally guarantee to the Agent and the Collateral Agent for their benefit and the ratable benefit of the Lenders the due and punctual payment of the Obligations when and as the Obligations shall become due, whether at maturity, by acceleration or otherwise. The obligations of the Guarantors under this Agreement constitute an absolute, unconditional, present and continuing irrevocable guaranty of payment and not of collectibility. If the Company shall fail to pay any amount of the Obligations when due the Guarantors shall immediately pay the amount to the Agent for its benefit, the benefit of the Collateral Agent and the ratable benefit of the Lenders.

         Section 2.02. No Defenses.

         (a) Laws. Each Guarantor guarantees that the Obligations will be paid to the Agents and the Lenders strictly in accordance with the terms of the Loan Documents regardless of any law, statute, regulation, rule, writ, judgment, order, decree or award now or hereafter in effect which might in any way affect any of those terms or the rights


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of the Agents or the Lenders against the Company or the Guarantors, or which might cause or permit to be invoked any alteration of the time, amount or manner of payment by the Company or the Guarantors under those terms.

         (b) No Other Defenses. To the full extent permitted by law, the obligations of the Guarantors under this Guarantee shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than the full and strict compliance by the Guarantors with those obligations) based on any claim that any Guarantor or any other Person may have against the Company, the Agents, any Lender or any other Person.

         (c) Guarantee Unaffected. The obligations of the Guarantors under this Agreement shall be absolute and unconditional, present and continuing and shall remain in full force and effect and shall not be released, discharged or in any way affected by any circumstance or condition of any nature (whether or not any Guarantor, the Company, the Agents or any Lender shall have any notice or knowledge of the circumstance or condition), including, without limitation:

                  (i) the invalidity, illegality, unenforceability, discharge, termination, cancellation or frustration, in whole or in part, of any Obligation, Loan Document or other document;

                  (ii) the exercise or failure to exercise or enforce by any Person any right, remedy, privilege or power under any Loan Document or other document;

                  (iii) any demand or attempt to collect from, or failure to demand or attempt to collect from, the Company, Guarantor or any other Person under any Loan Document or other document;

                  (iv) the giving, acceptance, existence, non-existence, validity, invalidity or value of any security or collateral, including, without limitation, the Collateral and the Pledged Collateral, securing the Obligations or any guarantee of the Obligations or any attempt or failure to attempt to realize upon that security, collateral or guarantee;

                  (v) the exchange, substitution, renewal, extension, modification, compromise, release, discharge or failure to perfect for any reason any security, collateral or Guarantee, including, without limitation, the guarantee under this Agreement;

                  (vi) any change in the time, place or manner of payment or the waiver, consent, extension, renewal, indulgence, compromise, release, settlement, refunding, funding, or any other forbearance or other action taken, delayed or omitted by the Agents, any Lender, the Company, any Guarantor or any other Person under or in respect of any term or provision of any Obligation, Loan Document or other document;

                  (vii) the termination, modification, alteration, amendment, waiver, addition, deletion or other change to any Obligation, Loan Document or other document or any provision of any of those documents;

                  (viii) the liquidation, dissolution, merger or consolidation of the Company, any Guarantor or any other Person, or the transfer by the Company, any Guarantor or any other Person of all or any part of its property or assets;

                  (ix) the voluntary or involuntary bankruptcy, receivership, liquidation, insolvency, reorganization, arrangement, assignment for the benefit of creditors


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         or similar proceedings involving or affecting the Company, any
         Guarantor or any other Person or any of their property;

                  (x) the change in the ownership of any shares of capital stock of the Company or any Guarantor or the change in or termination of the corporate relationship between the Company and any Guarantor, as the case may be;

                  (xi) the release or discharge, by operation of law or otherwise, of the Company, any Guarantor or any other Person from any Obligation or any provision of any Loan Document or other document; and

                  (xii) any other circumstance whatsoever, foreseen or unforseen, which may or might in any manner or to any extent vary the risks of any Guarantor or might otherwise constitute a defense available to or a legal or equitable discharge of a surety or a guarantor or limit recourse against any Guarantor or otherwise.

IT IS THE PURPOSE AND INTENT OF THIS GUARANTY AGREEMENT THAT THE OBLIGATIONS OF THE GUARANTORS UNDER THIS AGREEMENT ARE ABSOLUTE AND UNCONDITIONAL, PRESENT AND CONTINUING UNDER ANY AND ALL CIRCUMSTANCES.

         Section 2.03. Right of Set-off. Upon the occurrence and during the continuation of an Event of Default, the Agents and the Lenders are hereby irrevocably authorized at any time and from time to time without notice to, or the consent of, any Guarantor, any such notice being hereby waived by the Guarantors, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final, but excluding trust deposits), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agents or any Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Agents or any Lender may elect, on account of the liabilities of such Guarantor hereunder and claims of every nature and description of the Agents or any Lender against such Guarantor, in any currency, whether arising hereunder, under the Loan Documents, the Notes or otherwise, as the Agents or any Lender may elect, whether or not the Agents or any Lender has made any demand for payment and although such liabilities and claims may be contingent or unmatured. The Agents or such Lenders shall notify such Guarantor promptly of any such set-off and the application made by the Agents or such Lenders, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents or any Lender under this paragraph are in addition to other rights and remedies, including, without limitation, other rights of set-off, which the Agents or such Lenders may have.


                                   ARTICLE III

                         Representations and Warranties

          Each of the Guarantors hereby represents and warrants to the Agents and the Lenders as follows:

         Section 3.01. Power. Such Guarantor has good right and all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the guarantee of the Obligations.

         Section 3.02. Authorization; Binding Effect. The execution and delivery by such Guarantor of this Agreement, the performance by such Guarantor of its obligations


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under this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary corporate or partnership action, as the case may be. No other proceedings on the part of such Guarantor are necessary to approve and adopt this Agreement or to approve the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Guarantor and is a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

         Section 3.03. Contravention. Neither the execution, delivery and performance of this Agreement by such Guarantor nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (a) conflict with, violate or breach any provision of such Guarantor's organizational documents or bylaws, (b) violate, conflict with or result in a breach of any Regulation, writ, judgment, injunction, order, decree or award of any Governmental Body or any other Person by which such Guarantor or any of its properties may be bound or affected, (c) conflict with, result in a default under, or give rise to a right of termination, cancellation, or acceleration or to a loss of a benefit under any material contract or agreement to which such Guarantor is a party or by which such Guarantor or any of its properties may be bound or affected or (d) result in or require the creation or imposition of any Lien on any property now owned or hereafter acquired by such Guarantor.

         Section 3.04. Approvals. No authorization, consent, order or approval of, notice to or registration or filing with, or any other action by any Governmental Body or other Person, is required or advisable in connection with
(a) the due execution and delivery by such Guarantor of this Agreement, (b) the consummation of the transactions contemplated by this Agreement, (c) the performance by such Guarantor of its obligations under this Agreement, or (d) the exercise by the Agents or any Lender of their rights and remedies under this Agreement.

         Section 3.05. Credit Agreement Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement is true and correct insofar as the same relate to such Guarantor, and such representations and warranties are hereby incorporated by reference as if set forth in full herein. Such Guarantor agrees that such representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by the Company under the Credit Agreement on and as of the date of borrowing as though made hereunder on and as of such date.

                                   ARTICLE IV

                                   Covenants

         Section 4.01. Credit Agreement Covenants. Each of the Guarantors covenants and agrees that it will perform or comply with each of the covenants and agreements contained in the Credit Agreement to the extent such covenants relate to such Guarantor, and such covenants and agreements are hereby incorporated by reference as if set forth in full herein.

                                    ARTICLE V

                      Termination, Waivers and Subrogation

         Section 5.01. Continuing Guaranty. This Agreement shall continue to be effective and shall remain in full force and effect until the Obligations shall be paid and otherwise performed in full. For the purposes of this Agreement, the Obligations shall not be deemed to have been paid and performed in full until the holders or owners of the Obligations shall have indefeasibly received payment of the Obligations in full in cash. Thereafter, this Agreement shall be reinstated if at any time any payment of any


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of the Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Company or any other person or otherwise, all as though the payment had not been made.

         Section 5.02. Waivers by the Guarantors. Each of the Guarantors unconditionally waives, to the full extent permitted by law:

                  (a) Set-Off. Any defense, set-off or counterclaim which such Guarantor may otherwise assert against the Agents, the Lenders or any other Person.

                  (b) Notice, etc. Presentment, protest, demand for payment, promptness, diligence, notice of protest, notice of any other action at any time taken or omitted by the Agents, any Lender or any other Person and, generally, all demands and notices of every kind in connection with any Loan Document or the Obligations, including, without limitation:

                           (i) notice of any of the matters referred to in
                  Section 2.02(c); and

                           (ii) all notices which may be required by statute,
                  rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against the Company or such Guarantor under any Loan Document or as a requirement to the enforcement, assertion or exercise against the Company of any right, power, privilege or remedy conferred under any Loan Document.

                  (c) Exhaust Other Remedies. Any requirement to exhaust any rights or remedies or to mitigate the damages resulting from any default under any Loan Document or any other document or any requirement to protect, secure, perfect or insure any Lien or any property subject to the Lien or take any other action against any person or any collateral or other property.

                  (d) Claims. All claims that the sale price of any Collateral was inadequate or unreasonable for any reason and all other claims to damages and demands of any nature against the Agents and the Lenders.

                  (e) Equitable Rights. All equities and rights of appraisal, stay and redemption (whether now or hereafter existing), in each case arising out of the Agents or the Lenders enforcing any of their rights and remedies under any Loan Document.

                  (f) Other Circumstances. Any other circumstance whatsoever, including, without limitation, those stated in Section 2.02(c), which might otherwise constitute a defense to or a legal or equitable discharge or release of a guarantor or surety or a party granting security or which might otherwise limit recourse against such Guarantor.

         Section 5.03. Subrogation; Subordination.

         (a) Subrogation. No Guarantor shall be subrogated, in whole or in part, to the rights of the Agents or any Lender against the Company under any Loan Document until the payment in full of the Obligations.

         (b) Subordination. Any claim of any Guarantor against the Company arising from payments made by such Guarantor under this Agreement shall be in all respects subordinate to the payment and performance in full and discharge of the Obligations.

         (c) No Claims. No payment under this Agreement by any Guarantor shall give rise to any claim of such Guarantor against the Agents, the Lenders or any other holder of the Obligations.

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         (d) No Assignment of Claims. Unless and until all Obligations shall have been paid and performed in full, no Guarantor will assign or otherwise transfer any claim against the Company to any other person.

         (e) Postponement of Rights. Each Guarantor agrees that any rights it may have against any other guarantor of any of the Obligations for contributions, exoneration from payment or otherwise, in respect of any amounts paid by such Guarantor under this Agreement or which may continue to be owing under this Agreement, shall be postponed until, and such Guarantor agrees not to seek to enforce any such right until, the Obligations are paid and performed in full.

         Section 5.04. Effect of Bankruptcy Proceedings. If an event permitting the acceleration of any of the Obligations shall at any time have occurred and be continuing, and the acceleration shall at such time be prevented by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Agreement and each Guarantor's obligations under this Agreement, the Obligations shall be deemed to have been accelerated with the same effect as if they had been accelerated in accordance with the terms of the Loan Documents. In such an event each Guarantor shall immediately pay the full amount of the Obligations due and owing by reason of the acceleration, without further notice or demand.

                                   ARTICLE VI

                                  Miscellaneous

         Section 6.01. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile (so long as such notice sent by telefacsimile is followed within two Business Days by a notice sent by another method specified hereunder) or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company, the Collateral Agent and Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Agent.

         Section 6.02. Expenses. Each Guarantor agrees to pay any and all expenses, including, without limitation, all fees and disbursements of counsel, which may be paid or incurred by the Agents or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee.

         Section 6.03. Transfer of Notes. If any Lender shall transfer any Note held by it or grant participations in all or any of its Obligations, the transferees of the Note or the grantees of the participations, as the case may be, shall have the rights of the Lender under this Agreement in respect of the Note or Obligations.

         Section 6.04. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts,


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each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

         Section 6.05. Interpretation. As used in this Agreement, references to the singular will include the plural and vice versa and references to the masculine gender will include the feminine and neuter genders and vice versa, as appropriate. Unless otherwise expressly provided in this Agreement (a) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement and (b) article, section, subsection, schedule and exhibit references are references with respect to this Agreement unless otherwise specified. References in this Agreement to any law or regulation will refer to such laws and regulations as from time to time amended and to any laws or regulations successor thereto. Unless the context otherwise requires, the term "including" will mean "including, without limitation".

         Section 6.06. Descriptive Headings. The headings in this Agreement and in the Schedules, Exhibits and Annexes are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

         Section 6.07. Incorporation of Schedules, Exhibits and Annexes. The Schedules, Exhibits and Annexes hereto are incorporated into this Agreement and will be deemed a part hereof as if set forth herein in full. In the event of any conflict between the provisions of this Agreement and any Schedule, Exhibit or Annex, the provisions of this Agreement will control.

         Section 6.08. Amendment of Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 6.09. Successors and Assigns. This Agreement will be binding upon and inures to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of all other parties hereto. Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation under this Agreement.

         Section 6.10. No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the other Loan Documents will be cumulative and not exclusive of any rights or remedies provided by law.

         Section 6.11. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         Section 6.12. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state.

         Section 6.13. No Third-Party Rights. This Agreement is not intended, and will not be construed, to create any rights in any parties other than the Guarantors, the Agents and the Lenders, and no Person may assert any rights as third-party beneficiary hereunder.

         Section 6.14. Submission to Jurisdiction. Any Action with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and each of the Guarantors, the Agents and the Lenders hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of these courts. Each of the Guarantors, the Agents and the Lenders hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any Action in those jurisdictions.

         Section 6.15. Waiver of Jury Trial. Each party waives any right to a trial by jury in any Action to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered or to be delivered in connection with this Agreement and agrees that any Action will be tried before a court and not before a jury.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above in New York, New York.

AGENT:
                                             CERBERUS CAPITAL MANAGEMENT, LLC,
Address:                                        as Agent for the Lenders
450 Park Avenue
New York, New York  10022
Attention:  Joyce Johnson-Miller
Telephone:  (212) 891-2119
Facsimile:  (212) 750-5212                   By:________________________________
                                                Name:
                                                Title:


COLLATERAL AGENT:
                                             THE CHASE MANHATTAN BANK, as
Address:                                        Collateral Agent for the Lenders
450 West 33rd Street
14th Floor
New York, New York  10001
Attention:  Capital Markets Fiduciary
            Services, Cerberus Capital
Telephone:  (212) 946-3200
Facsimile:  (212) 946-8302                   By:________________________________
                                                Name:
                                                Title:

SUBSIDIARY GUARANTORS:

Address:                                     NSHS SERVICES, INC.
c/o Northstar Health Services, Inc.
The Atrium
665 Philadelphia Street
P.O. Box 1289
Indiana, Pennsylvania  15701
Attention:  Thomas W. Zavcha
Telephone:  (724) 465-3200
Facsimile:  (724) 465-3726                   By:________________________________
                                                Name:
                                                Title:


Address:                                     KEYSTONE REHABILITATION
                                                SYSTEMS, INC.
c/o Northstar Health Services, Inc.
The Atrium
665 Philadelphia Street
P.O. Box 1289
Indiana, Pennsylvania  15701
Attention:  Thomas W. Zavcha
Telephone:  (724) 465-3200
Facsimile:  (724) 465-3726                   By:________________________________
                                                Name:
                                                Title:


Address:                                     KEYSTONE REHABILITATION
                                                MANAGEMENT, INC.
c/o Northstar Health Services, Inc.
The Atrium
665 Philadelphia Street
P.O. Box 1289
Indiana, Pennsylvania  15701
Attention:  Thomas W. Zavcha
Telephone:  (724) 465-3200
Facsimile:  (724) 465-3726                   By:________________________________
                                                Name:
                                                Title:

Address:                                     NORTHSTAR MEDICAL SERVICES, INC.
c/o Northstar Health Services, Inc.
The Atrium
665 Philadelphia Street
P.O. Box 1289
Indiana, Pennsylvania  15701
Attention:  Thomas W. Zavcha
Telephone:  (724) 465-3200
Facsimile:  (724) 465-3726                   By:________________________________
                                                Name:
                                                Title:


Address:                                     NORTHSTAR DIAGNOSTIC SERVICES, INC.
c/o Northstar Health Services, Inc.
The Atrium
665 Philadelphia Street
P.O. Box 1289
Indiana, Pennsylvania  15701
Attention:  Thomas W. Zavcha
Telephone:  (724) 465-3200
Facsimile:  (724) 465-3726                   By:________________________________
                                                Name:
                                                Title:


Address:                                     VASCUSONICS, INC.
c/o Northstar Health Services, Inc.
The Atrium
665 Philadelphia Street
P.O. Box 1289
Indiana, Pennsylvania  15701
Attention:  Thomas W. Zavcha
Telephone:  (724) 465-3200
Facsimile:  (724) 465-3726                   By:________________________________
                                                Name:
                                                Title:

                                                                      SCHEDULE I
                                                                              to
                                     AMENDED AND RESTATED SUBSIDIARIES GUARANTEE

                                   Guarantors

         NSHS Services, Inc.
         Keystone Rehabilitation Systems, Inc.
         Keystone Rehabilitation Management Inc.
         Northstar Medical Services, Inc.
         Northstar Diagnostic Services, Inc.
         Vascusonics Inc.